UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                   Date of Report (Date of earliest event reported)                                   March 7, 2006
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                                               DaimlerChrysler Auto Trust 2006-A
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                                   (Exact name of Issuing Entity as specified in its charter)

                                        DaimlerChrysler Financial Services Americas LLC
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                               (Exact name of Sponsor and Depositor as specified in its charter)

                 State of Delaware                              333-127963-01                          20-6437245
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   (State or other jurisdiction of incorporation)                (Commission                          (IRS Employer
                                                                File Number)                       Identification No.)

                       Deutsche Bank Trust Company Delaware, as owner trustee,
                          1011 Centre Road, Suite 200, Wilmington, Delaware                                      19805
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                              (Address of principal executive offices)                                        (Zip Code)

                     Registrant's telephone number, including area code                                 (302) 552-6279
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        (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Section 8 -- Other Events

Item 8.01.  Other Events.

        In connection with the issuance on March 7, 2006 by DaimlerChrysler Auto Trust 2006-A (the "Issuing Entity") of $1,200,000,000 Asset Backed Notes offered pursuant to the Prospectus dated January 31, 2006 and the Prospectus Supplement dated February 28, 2006, the Issuing Entity and DaimlerChrysler Financial Services Americas LLC ("DCFS") entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

                Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Not applicable.

        (d)     Exhibits:

                1.1 Underwriting Agreement dated as of February 28, 2006, between DCFS and Citigroup Global Markets Inc., as representative of the underwriters

                4.1 Indenture dated as of March 1, 2006, between the Issuing Entity and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee").

                4.2 Amended and Restated Trust Agreement dated as of March 1, 2006, among DCFS, DaimlerChrysler Retail Receivables LLC ("DCRR") and Deutsche Bank Trust Company Delaware, as owner trustee (the "Owner Trustee").

                10.1 Sale and Servicing Agreement dated as of March 1, 2006, between DCFS and the Issuing Entity.

                99.1 Administration Agreement dated as of March 1, 2006, among the Issuing Entity, DCFS and the Indenture Trustee.

                99.2 Purchase Agreement dated as of March 1, 2006, between DCFS and DCRR.


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DAIMLERCHRYSLER FINANCIAL SERVICES
                                  AMERICAS LLC



                                  By: /s/ B. C. Babbish
                                      ---------------------------
                                      B. C. Babbish
                                      Assistant Secretary



Date:  March 8, 2006


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                                 EXHIBIT INDEX

Exhibit No.       Description

   1.1 Underwriting Agreement dated as of February 28, 2006, between DCFS and Citigroup Global Markets Inc., as representative of the underwriters

   4.1 Indenture dated as of March 1, 2006, between the Issuing Entity and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee").

   4.2 Amended and Restated Trust Agreement dated as of March 1, 2006, among DCFS, DaimlerChrysler Retail Receivables LLC ("DCRR") and Deutsche Bank Trust Company Delaware, as owner trustee (the "Owner Trustee").

   10.1 Sale and Servicing Agreement dated as of March 1, 2006, between DCFS and the Issuing Entity.

   99.1 Administration Agreement dated as of March 1, 2006, among the Issuing Entity, DCFS and the Indenture Trustee.

   99.2 Purchase Agreement dated as of March 1, 2006, between DCFS and DCRR.



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